Exhibit 10.70

                                Richard F. Syron
                               394 Hammond Street
                       Chestnut Hill, Massachusetts 02467

December 12, 2003

Board of Directors
Thermo Electron Corporation
81 Wyman Street
Waltham, Massachusetts  02451

Re:  Resignation

Ladies and Gentlemen:

Effective as of December 31, 2003, I hereby resign my position as Executive Chairman and member of the Board of Directors of Thermo Electron Corporation ("Thermo") and from each and every other office or position I now have or hold in Thermo and any and all affiliates of Thermo.

Our agreement regarding my resignation is governed by my Amended and Restated Employment Agreement dated November 21, 2002 (the "Agreement") except as otherwise provided by this letter. First, Thermo waives the provision under the Agreement that requires 30 days prior written notice of my resignation. Second, Thermo agrees, as such amount is finally determined by the Board of Directors, to pay my annual cash incentive award for 2003 at the same time that other senior executives are paid their annual cash incentive awards as if I had remained employed by Thermo through the date of such payment. Third, by way of clarification of certain provisions of the Agreement, (a) my salary and all employee benefits shall, except as expressly set forth herein, be discontinued as of the close of business on December 31, 2003, (b) all vested stock options (as set forth on Schedule A hereto) shall remain exercisable through March 30, 2004, and (c) all vested stock units (as set forth on Schedule A hereto) shall be paid out as soon as practicable after December 31, 2003. Fourth, all other provisions of the Agreement that survive the termination of my employment, such as the non-compete provision, shall survive in accordance with their terms.

Sincerely,


/s/ Richard F. Syron
-------------------------------
Richard F. Syron


Agreed and accepted this 12th day of December, 2003

THERMO ELECTRON CORPORATION


By:     Seth H. Hoogasian
        -----------------------
        Vice President, General Counsel and Secretary

                                                   Schedule A

Restricted Stock that are Forfeited Upon Termination
--------------------------------------------------------------------------------
                  ---------------  ---------------  --------------  -----------
  Date of              Vesting         Stock          Cash Paid        Number
   Grant                Date                                         of Shares
----------------- ---------------  ---------------  --------------  -----------
  6/1/2002             6/1/2005         TMO              $0.00          5,461
----------------- ---------------  ---------------  --------------  -----------
  6/1/2001             6/1/2004         TMO              $0.00          3,560
----------------- ---------------  ---------------  --------------  -----------
                                      Kadant             $0.00            218
----------------- ---------------  ---------------  --------------  -----------
                                      Viasys             $0.00            520
----------------- ---------------  ---------------  --------------  -----------
Restricted Stock that Vests Upon Termination
--------------------------------------------------------------------------------
                  ---------------  ---------------  --------------  -----------
  Date of              Vesting         Stock          Cash Paid        Number
   Grant                Date                                         of Shares
----------------- ---------------  ---------------  --------------  -----------
  6/1/2002             6/1/2005         TMO              $0.00          5,462
----------------- ---------------  ---------------  --------------  -----------
  6/1/2001             6/1/2004         TMO              $0.00          3,560
----------------- ---------------  ---------------  --------------  -----------
                                      Kadant             $0.00            218
----------------- ---------------  ---------------  --------------  -----------
                                      Viasys             $0.00            520
----------------- ---------------  ---------------  --------------  -----------

Restricted Stock Units that are Forfeited Upon Termination
--------------------------------------------------------------------------------
                  ---------------  ---------------  --------------  -----------
  Date of              Vesting         Stock          Cash Paid        Number
   Grant                Date                                         of Shares
----------------- ---------------  ---------------  --------------  -----------
11/21/2002           11/21/2004         TMO              $0.00         33,333
----------------- ---------------  ---------------  --------------  -----------
11/21/2002           11/21/2005         TMO              $0.00         33,334
----------------- ---------------  ---------------  --------------  -----------

Vested Stock Units to be Paid Following Termination
--------------------------------------------------------------------------------
                  ---------------  ---------------  --------------  -----------
  Date of              Vesting         Stock          Cash Paid       Number
    Grant               Date                                        of Shares
----------------- ---------------  ---------------  --------------  -----------
11/21/2002                              TMO              $0.00        111,845
----------------- ---------------  ---------------  --------------  -----------
11/21/2002           11/21/2003         TMO              $0.00         33,333
----------------- ---------------  ---------------  --------------  -----------

Unvested TMO Options that are Forfeited Upon Termination
--------------------------------------------------------------------------------
                  ---------------  ---------------  --------------  -----------
  Date of               Vesting        Type            Exercise        Number
    Grant               Date                             Price       of Shares
----------------- ---------------  ---------------  --------------  -----------
 9/24/1997              various         n/a             $33.88          4,652
----------------- ---------------  ---------------  --------------  -----------
 3/14/2001            3/14/2004         n/a             $22.47        100,790
----------------- ---------------  ---------------  --------------  -----------
 3/15/2002            3/15/2004         n/a             $20.27         43,333
----------------- ---------------  ---------------  --------------  -----------
 3/15/2002            3/15/2005         n/a             $20.27         43,334
----------------- ---------------  ---------------  --------------  -----------
11/21/2002           11/21/2005         n/a             $19.67        173,316
----------------- ---------------  ---------------  --------------  -----------
11/21/2002           11/21/2006         n/a             $19.67        173,316
----------------- ---------------  ---------------  --------------  -----------
11/21/2002           11/21/2007         n/a             $19.67        173,368
----------------- ---------------  ---------------  --------------  -----------
TMO Options that Vest Upon Termination,
and Expire 90 Days Following Termination
--------------------------------------------------------------------------------
                  ---------------  ---------------  --------------  -----------
  Date of               Vesting        Type            Exercise        Number
    Grant               Date                             Price       of Shares
----------------- ---------------  ---------------  --------------  -----------
 3/15/2002            3/15/2004         NQO             $20.27         43,333
----------------- ---------------  ---------------  --------------  -----------
 3/15/2002            3/15/2005         NQO             $20.27         43,334
----------------- ---------------  ---------------  --------------  -----------

Vested TMO Options that Expire 90 Days Following Termination *
--------------------------------------------------------------------------------
                  ---------------  ---------------  --------------  -----------
  Date of               Vesting        Type            Exercise        Number
    Grant               Date                             Price       of Shares
----------------- ---------------  ---------------  --------------  -----------
 9/24/1997              various         n/a             $33.88          6,976
----------------- ---------------  ---------------  --------------  -----------
                                        NQO             $16.43        977,055
----------------- ---------------  ---------------  --------------  -----------
                                        NQO             $18.27        348,886
----------------- ---------------  ---------------  --------------  -----------
 3/14/2001            3/14/2002         NQO            $22.47         100,789
----------------- ---------------  ---------------  --------------  -----------
 3/14/2001            3/14/2003         NQO             $22.47        100,789
----------------- ---------------  ---------------  --------------  -----------
 3/15/2002            3/15/2003         NQO             $20.27         86,666
----------------- ---------------  ---------------  --------------  -----------